                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                   May 30, 1997
               -------------------------------------------------



                         SYLVAN LEARNING SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




              Maryland                0-22844                   52-1492296
          ----------------         ------------------      -------------------
     (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                           Identification No.)



                             1000 Lancaster Street
                                  Baltimore, Maryland        21202
             ----------------------------------------     ----------
             (Address of principal executive offices)     (Zip Code)



                                (410) 843-8000
                        -------------------------------
                        (Registrant's telephone number)
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     Item 7 of the Company's Current Report on Form 8-K dated May 30, 1997 and filed on June 10, 1997 is hereby deleted and amended in its entirety to read, as follows:

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a) Financial Statements of Businesses Acquired.  The financial statements
         -------------------------------------------
of Educational Inroads are not required under Regulation S-X under the Securities Act of 1933 to be included herein.

     (b) Pro Forma Financial Information.  Pro forma financial information
         -------------------------------
relative to Educational Inroads is not required under Regulation S-X under the Securities Act of 1933 to be included herein.

     (c)  Exhibits.
          --------

      2.1 Agreement and Plan of Reorganization dated as of April 17, 1997 by and among Sylvan, Educational Inroads, Mr. O'Donnell and Dr. Scholl *





_________________________
* Filed as an Exhibit to and incorporated by reference to Sylvan's Current Report on Form 8-K dated April 17, 1997 and filed April 30, 1997.




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                                    SIGNATURES
                                    ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 11, 1997                SYLVAN LEARNING SYSTEMS, INC.



                                    By:/s/ B. Lee McGee
                                    ------------------------------------------
                                           B. Lee McGee, Senior Vice President
                                           and Chief Financial Officer


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